Exhibit 99.1

HOVNANIAN ENTERPRISES, INC.	For Immediate Release

Contact:	Jeffrey T. O’Keefe Vice President of Investor Relations 732-747-7800	Ethan Lyle Teneo Strategy 212-886-9376

HOVNANIAN ENTERPRISES, INC. ANNOUNCES CLOSING OF FINANCING TRANSACTIONS

RED BANK, N.J., February 2, 2018 – Hovnanian Enterprises, Inc. (NYSE: HOV) (“Hovnanian” or the “Company”) announced today that it has closed its previously announced financing transactions with GSO Capital Partners LP (“GSO”), Blackstone’s credit platform (NYSE: BX), and certain funds managed or advised by it.

As part of such financing transactions, the Company’s wholly-owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), accepted all of the $170,226,000 aggregate principal amount of the 8.000% Senior Notes due 2019 (the “8% 2019 Notes”) tendered in its previously announced exchange offer (the “Exchange Offer”) with respect to the 8% 2019 Notes (representing 72.14% of the aggregate principal amount outstanding prior to the Exchange Offer). In connection therewith, on February 1, 2018, K. Hovnanian issued $90,590,000 aggregate principal amount of its 13.5% Senior Notes due 2026 and $90,120,000 aggregate principal amount of its 5.0% Senior Notes due 2040 pursuant to an Indenture, dated as of February 1, 2018, by and among K. Hovnanian, the Company, the other guarantors named therein and the trustee named therein. In addition, K. Hovnanian at Sunrise Trail III, LLC, a wholly-owned subsidiary of Hovnanian, purchased for $26,519,999.96 in cash, as part of the Exchange Offer, $26,000,000 aggregate principal amount of the 8% 2019 Notes, in accordance with the previously disclosed terms of the Exchange Offer.

In addition, as previously announced, K. Hovnanian and the Company entered into credit agreements, dated January 29, 2018, with GSO and certain funds managed or advised by it that provide for (i) a senior unsecured term loan credit facility, consisting of $132.5 million of initial term loans, and up to $80.0 million of delayed draw term loans available to refinance 8% 2019 Notes that remain outstanding following the consummation of the Exchange Offer and (ii) a senior secured first lien revolving credit facility of up to $125.0 million of senior secured first priority revolving loans to refinance its current $75 million first priority secured term loan and for general corporate purposes. On February 1, 2018, K. Hovnanian closed on the borrowing of $132.5 million of initial term loans, the proceeds of which were used to redeem, on February 1, 2018, all of K. Hovnanian’s outstanding $132,546,000 aggregate principal amount of 7.000% Senior Notes due 2019. Other borrowings under these credit facilities will be available on the dates and subject to the terms and conditions set forth therein.

“We are pleased to have successfully closed this transaction and with significant participation in the exchange offer,” stated Ara K. Hovnanian, Chairman of the Board, President and Chief Executive Officer. “This refinancing will provide us with much-needed financial flexibility and additional liquidity to help continue growing our business. Not only do the refinancing agreements push out our 2019 maturities at favorable rates, but GSO has also provided us with a $125 million credit facility to refinance our $75 million term loan in September of 2018 and for general corporate purposes and a commitment to purchase $25 million of additional 10.5% senior secured notes to be issued in January 2019. Our plan continues to be to use cash to pay off our unsecured revolving credit facility at its maturity dates in 2018. Since our next significant maturity is not until the end of 2021, we will be focusing with increased concentration on reloading our land position, executing to our business plan and further improving our operating results.”

About Hovnanian Enterprises, Inc.

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Red Bank, New Jersey. The Company is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes, Brighton Homes® and Parkwood Builders. As the developer of K. Hovnanian’s® Four Seasons communities, the Company is also one of the nation’s largest builders of active lifestyle communities.

Forward-Looking Statements

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.